Exhibit 99.1

Jeff Zisk

Dallas, Texas

April 2, 2015

Tim Gentz, Chairman of the Board of Directors

Speed Commerce, Inc.

1303 E. Arapaho Road

Richardson, Texas 75081

Re: Resignation from Speed Commerce, Inc. Board of Directors

Dear Tim,

I hereby resign from the Board of Directors of Speed Commerce, Inc. effective immediately so that I can focus on my health issues.

I appreciate having had the opportunity to work with you, the other directors and Speed’s management. As always, I wish the best for Speed Commerce.

Regards,

/s/

Jeff Zisk

cc:	Richard Willis
Ryan Urness